SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	/X/
Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/X/	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to §240.14a-12

UTC NORTH AMERICAN FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notice of Special Shareholder Meeting

and
Proxy Statement

JANUARY____, 2009

UTC NORTH AMERICAN FUND

Sponsored by:
Trinidad & Tobago Unit Trust Corporation

PRELIMINARY NOTICE, SUBJECT TO CHANGE, JANUARY 16, 2009

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
www.ttutc.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        Notice is hereby given that a special meeting (“Special Meeting”) of the shareholders of UTC North American Fund, Inc. (the “Fund”) will be held at the offices of Foley & Lardner LLP, 555 South Flower Street, Suite 3500, Los Angeles, California, 90071, on Wednesday, February 18, 2009, at 8:00 a.m. (Pacific Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated January ____, 2009:

•	To approve a new investment advisory agreement for the Fund between the Fund and UTC Fund Services, Inc.

•	To approve new or changes to current fundamental investment restrictions of the Fund, including the removal of certain fundamental investment restrictions.

•	To elect one (1) additional director to the Fund.

•	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The close of business on Thursday, January 15, 2009 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

        Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes. You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope. The directors of the Fund are soliciting the proxy. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Fund at the Fund’s address noted above or in person at the time of the Special Meeting.

By Order of the Board of Directors,

________________________________ Gayle Daniel-Worrell, Secretary

January____, 2009

PRELIMINARY Q&A, SUBJECT TO CHANGE, JANUARY 16, 2009

Questions and Answers About Voting

Who can vote?

        You can vote your shares of common stock if our records show that you owned the shares on January 15, 2009, the record date for our meeting. A total of _______________ shares of common stock can vote at the special meeting. You have one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote?

        You have two voting options:

        PROXY CARD: You can vote by mail by simply mailing your proxy card in the postage-paid envelope provided. Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the special meeting. If you vote by mail, sign and date the proxy card and mail it back to us in the enclosed envelope. (Trinidad and Tobago shareholders, feel free to hand-deliver your proxy card directly to any Trinidad & Tobago Unit Trust Corporation office.) The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote to approve the new investment advisory agreement, to approve new or changes to current fundamental investment restrictions of the Fund, including the removal of certain fundamental investment restrictions, and for the director nominee.

        VOTE IN PERSON: You can attend the special meeting and vote at that meeting.

What if other matters come up at the Special Meeting?

        The matters described in this proxy statement are the only matters we know will be voted on at the special meeting. If other matters are properly presented at the special meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

        Yes. At any time before the vote on the proposals, you can change your vote. If you originally voted by mail, you may change your vote either by giving the Fund’s secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You also may attend the special meeting and revoke your proxy card at that meeting. Your attendance alone does not automatically revoke your proxy card.

How are votes counted?

        The favorable vote of the holders of a “majority” (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the new investment advisory agreement and for the approval of any changes to the Fund’s fundamental investment restrictions. Under the Investment Company Act of 1940, the vote of the holders of a “majority” of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present. Approval of the proposals related to the new investment advisory agreement and the changes to the Fund’s fundamental investment restrictions will occur only if a sufficient number of votes are cast “FOR” the proposals. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

        Under Maryland law and pursuant to the Fund’s bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Fund will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A quorum is present if one-third of the votes of the shares of the Fund entitled to be cast are present in person or by proxy. If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card.

Who pays for this proxy solicitation?

        The Fund. In addition to sending you these materials, some of the Fund’s officers and agents may contact you by telephone, by mail or in person. None of these officers will receive any extra compensation for doing this.

2

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, JANUARY 16, 2009

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
www.ttutc.com

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, FEBRUARY 18, 2009

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UTC North American Fund, Inc. (the “Fund”) to be voted at the Special Meeting of shareholders (the “Special Meeting”) to be held at the offices of Foley & Lardner LLP, 555 South Flower Street, Suite 3500, Los Angeles, California 90071 on Wednesday, February 18, 2009 at 8:00 a.m. (Pacific Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying forms thereof will take place on or about Tuesday, January____, 2009.

GENERAL INFORMATION

        All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the approval of the new investment advisory agreement, the approval of the new or changes to the current fundamental investment restrictions of the Fund, including the removal of certain fundamental investment restrictions, and the election of the person nominated for election as director and other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the new investment advisory agreement, the changes to the fundamental investment restrictions and the election of an additional director, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Special Meeting.

        Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to Gayle Daniel-Worrell, the Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person. Presence at the Special Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

        The Board of Directors has fixed the close of business on Thursday, January 15, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. On that date, the Fund had, outstanding and entitled to vote ________________ shares of common stock. Each share of common stock is entitled to one vote on each matter to be presented at the meeting. At the Special Meeting, a quorum will exist if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

        The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request by calling the toll free number 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents) to UTC North American Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Fl., Milwaukee, WI 53202.

MANAGEMENT PROPOSAL NO. 1
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Description of Current Agreement

        The Fund presently has an investment management agreement dated June 20, 2000 (the “Current Agreement”) with Earnest Partners, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309 (the “Current Adviser”). The Board of Directors of the Fund (the “Board”), including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), last approved the continuation of the Current Agreement on February 1, 2008, and the Current Agreement was last submitted to a vote of shareholders on May 17, 2000 for the purpose of approving the Current Agreement. The Current Agreement expires on June 19, 2009. On December 1, 2008, the Board approved the termination of the Current Agreement subject to the approval of the New Agreement by the shareholders of the Fund. If the New Agreement is approved by the shareholders of the Fund, it will become effective on February 18, 2009.

        Under the Current Agreement, the Current Adviser supervises and manages the investment portfolio of the Fund and, subject to the terms of the Current Agreement such policies as the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio. The Current Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary facilities, equipment and executive personnel for managing the Fund’s investments. For the foregoing, the Current Adviser receives an quarterly fee based on the market value of the assets under management at the end of each calendar or fiscal quarter and are charged in arrears. The quarterly fee is calculated by applying the annual rate below to the total market value of the assets and then taking one-quarter of the total as the quarterly fee. The annual rate is:

0.75% on the first $10,000,000 of assets under management 0.50% on the next $10,000,000 of assets under management 0.25% thereafter

        During the fiscal year ended December 31, 2008, the Fund paid the Current Adviser advisory fees of $___________________.

Description of New Agreement

        Subject to shareholder approval, the Fund will enter into a new investment advisory agreement (the “New Agreement”) with UTC Fund Services, Inc. (the “New Adviser”), pursuant to which the New Adviser will provide investment management and administrative services to the Fund. The New Adviser has no experience as an investment adviser and has only been recently registered with the Securities and Exchange Commission. The portfolio managers for the New Adviser will be individuals that have been employed by the parent of the New Adviser, Trinidad and Tobago Unit Trust Corporation (“Unit Trust Corporation”). In evaluating the services to be provided by the New Adviser, the Board of Directors considered the performance of these individuals while employed by Unit Trust Corporation.

        The New Agreement, substantially in the form attached hereto as Annex A, was approved by the Board, including a majority of those directors who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), on December 1, 2008.

        The New Agreement contains substantially the same terms and conditions as the Current Agreement, including the compensation rate.

        In considering the New Agreement and reaching its decision to approve the New Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below:

Nature, Extent and Quality of Services Provided by the New Adviser. The Board’s analysis of the nature, extent and quality of the New Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with Unit Trust Corporation throughout the year. In addition, the Board reviewed and considered Unit Trust Corporation’s resources and key personnel involved in providing investment management services to the Fund and the New Adviser’s management history. The Board also considered other administrative services that Unit Trust Corporation provided for the Fund, such as shareholder services and other administrative services for the Board and Fund. The Board concluded that the nature, extent and quality of the services provided by Unit Trust Corporation to the Fund was appropriate and that the Fund was likely to benefit from services to be provided under the New Agreement with the New Adviser.

Investment Performance of the Current Adviser and the Fund. In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds. With respect to the Fund’s performance relative to stock market indices, the Board noted the Fund’s performance relative to its benchmarks for the 12 months ended December 31, 2007. The Board also considered the Current Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods. The Board also reviewed and compared the Fund’s performance relative to other peer funds. After considering all of the information, the Board concluded that the performance of the Current Adviser has been acceptable but that the New Adviser has the potential to produce more favorable returns because of the greater resources of Unit Trust Corporation.

Costs of Services Provided and Profits Realized by the Current Adviser. The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the Current Adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services. In light of all of the information that the Board received and considered, including that the New Adviser’s fees would be identical to the Current Adviser’s fees, it concluded that the management fees were reasonable with respect to the services to be provided and the performance of the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew. The Board noted that it would be more likely for the Fund to grow if the New Adviser became the investment adviser because neither the Current Adviser nor its affiliates were engaged in selling shares of the Fund, whereas affiliates of New Adviser would be actively selling shares of the Fund.

Benefits Derived from the Relationship with the Fund. The Board noted that the Current Adviser received, and the New Adviser would similarly receive, minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

        The foregoing factors and conclusions form the basis for the recommendation of the Board that the shareholders approve the New Agreement.

Description of New Adviser

        The New Adviser is a Delaware corporation and a “registered investment adviser” under the Investment Advisers Act of 1940. The New Adviser’s address is UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad, West Indies. The New Adviser is wholly owned by Unit Trust Corporation, a quasi-governmental entity which was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981). Ownership interests in Unit Trust Corporation are not publicly traded or available for sale to the general public. Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, merchant banking, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago. The affairs of Unit Trust Corporation are managed by a separate and distinct board of directors.

        The President of the New Adviser is Eutrice Carrington. Ms. Carrington’s principal occupations are: Chairman and Director of Ready Mix West Indies Limited; Treasurer of UTC Energy Investments Limited; Director and President, UTC Fund Services, Inc; and Director, UTC Financial Services, Inc. Her address is c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies. The names, addresses and principal occupations of the New Adviser’s directors are as follows:

Director	Principal Occupation(s)	Address
Eutrice Carrington	Director and President, UTC Fund	c/o Trinidad and Tobago Unit Trust Corporation
	Services, Inc.; Director, UTC Financial	82 Independence Square
	Services, Inc; Chairman and Director of	Port-of-Spain,
	Ready Mix West Indies Limited; Treasurer,	Trinidad & Tobago, West Indies
UTC Energy Investments Limited
Gayle	Vice President, Marketing & International	c/o Trinidad and Tobago Unit Trust Corporation
Daniel-Worrell	Business, Trinidad and Tobago Unit Trust	82 Independence Square
	Corporation	Port-of-Spain,
Trinidad & Tobago, West Indies
Natasha Fernandez	Portfolio Manager, Investment Management	c/o Trinidad and Tobago Unit Trust Corporation
	Department, Trinidad and Tobago Unit	82 Independence Square
	Trust Corporation	Port-of-Spain,
Trinidad & Tobago, West Indies
Marlon Holder	Executive Director, Trinidad and Tobago	c/o Trinidad and Tobago Unit Trust Corporation
	Unit Trust Corporation	82 Independence Square
Port-of-Spain,
Trinidad & Tobago, West Indies

Akhenaton Marcano	Risk Officer, Trinidad and Tobago Unit	c/o Trinidad and Tobago Unit Trust Corporation
	Trust Corporation	82 Independence Square
Port-of-Spain,
Trinidad & Tobago, West Indies
Michelle Persad	Vice President, Treasury, Trinidad	c/o Trinidad and Tobago Unit Trust Corporation
	and Tobago Unit Trust Corporation	82 Independence Square
Port-of-Spain,
Trinidad & Tobago, West Indies
Crystal Rodriguez	Assistant Vice President, Investment	c/o Trinidad and Tobago Unit Trust Corporation
	Management Department, Trinidad and	82 Independence Square
	Tobago Unit Trust Corporation	Port-of-Spain,
Trinidad & Tobago, West Indies
Jovan Sankar	Assistant Vice President, Corporate	c/o Trinidad and Tobago Unit Trust Corporation
	Planning, Trinidad and Tobago Unit Trust	82 Independence Square
	Corporation	Port-of-Spain,
Trinidad & Tobago, West Indies

Relationship with the Fund

        Certain officers and directors of the Fund serve in various capacities for the New Adviser, as follows:

Name of Officer or Director	Positions Held with Fund	Positions Held with New Adviser
Gayle	Secretary	Director, New Adviser
Daniel-Worrell
Gale Grant	Chief Compliance Officer	Chief Compliance Officer, New Adviser
Marlon Holder	Director	Director, New Adviser
Michelle Persad	Treasurer and CFO	Director, New Adviser
Jovan Sankar	President and CEO	Director, New Adviser

        For the fiscal year ending December 31, 2008, the Fund paid $_______________ in fees to Unit Trust Corporation for administrative services provided to the Fund, including shareholder services and administrative services for the Board and Fund, pursuant to a General Service Agreement by and between Unit Trust Corporation and the Fund. These services will continue to be provided after the New Agreement is approved.

Required Vote

        The favorable vote of the holders of a “majority” (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the new investment advisory agreement. Under the Investment Company Act of 1940, the vote of the holders of a “majority” of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present. Approval of the proposals related to the new investment advisory agreement will occur only if a sufficient number of votes are cast “FOR” the new investment advisory agreement. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Recommendation

The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the approval of the New Agreement.

MANAGEMENT PROPOSAL NO. 2
APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

Discussion

        Currently, the Fund’s investment policy includes eight (8) fundamental investment restrictions. The Board determined that it is in the best interests of the Fund and its shareholders to propose new or changes to current fundamental investment restrictions of the Fund, including the removal of certain fundamental investment restrictions, to provide the Fund with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. However, the changes are not expected to have a material effect on the way the Fund is currently managed.

        With respect to the fundamental investment restrictions that the Fund would eliminate, the Board determined that it is in the best interests of the Fund and its shareholders that each fundamental investment restriction of the Fund that is not required to be a fundamental investment restriction by the Investment Company Act of 1940 (the “1940 Act”) be a non-fundamental investment restriction that may be changed by the Board without a vote of the shareholders of the Fund. As noted above, changing the status of a fundamental investment restriction to a non-fundamental investment restriction will permit greater flexibility to the Fund to address changing markets, new investment opportunities and future changes in applicable law, without the high costs of soliciting proxies for a meeting of shareholders. Any changes to a non-fundamental investment restriction will be disclosed to the shareholders in the Fund’s prospectus, statement of additional information or supplements thereto.

        The proposed revisions to the Fund’s investment restrictions do not affect the investment objectives of the Fund, which will remain unchanged. Also, as noted above, the proposed revisions to the Fund’s investment restrictions are not expected to significantly affect the manner in which the Fund is managed. However, if certain changes are approved (for example, greater authority to borrow money or to purchase restricted securities) and the Fund utilizes that increased authority, the Fund may be subject to higher risks than previously.

        In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Securities and Exchange Commission (“SEC”) or another regulatory agency with jurisdiction over the Fund.

        Shareholders will be asked to vote collectively on the proposed revised fundamental investment restrictions, but shareholders will have the ability to withhold a vote from one or more policies on their enclosed Proxy Card.

Current Fundamental Investment Restrictions

        The Fund’s eight (8) current fundamental investment restrictions are as follows:

        “The Fund may not:

            1.        Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

            2.        Make short sales of securities or maintain a short position and may not purchase or write options on securities, indices, foreign currencies or futures.

            3.        Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (not including the amount borrowed) and will not purchase securities while borrowings in excess of 5% of the value of its total assets are outstanding.

            4.        Buy or sell commodities or commodity contracts including futures contracts or buy or sell real estate or interests in real estate (although it may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

            5.        Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies).

            6.        Make investments for the purpose of exercising control or management.

            7.        Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios), exclusive of purchases of restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) if such purchases at the time thereof would not cause more than 15% of the value of the Fund’s net assets to be invested in all such restricted or illiquid assets.

            8.        Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.”

Summary of Proposed Changes.

        We are not proposing any changes to Current Fundamental Investment Restriction No. 8.

        Proposal 2.A. Margin Transactions

        Current Fundamental Investment Restriction No. 1. If shareholders of the Fund approve Proposal 2.A, the Fund’s current fundamental investment restriction prohibiting margin transactions would be removed and reclassified as a non-fundamental investment restriction. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental policy be removed and reclassified.

        Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, the Fund has a fundamental investment restriction that prohibits margin transactions, except where, for example, borrowing is necessary for the clearance of transactions. When a fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a fund’s purchase of securities on margin is subject to the limitations and risks of borrowing (see a discussion below). In addition, if the value of the securities purchased on margin decreases such that the fund’s borrowing with respect to the security exceeds the maximum permissible borrowing amount, the fund will be required to make margin payments. A fund’s obligation to satisfy margin calls may require the fund to sell securities at an inappropriate time.

        Even if this proposal is approved by shareholders, the Fund does not currently expect to buy securities on margin. Therefore, amending this fundamental investment restriction is not expected to have a material effect on the Fund, but would provide the Fund with flexibility to buy securities on margin in the future, to the extent the Board determined such action could assist the Fund in achieving its investment objectives and is consistent with the best interests of the Fund.

        Proposal 2.B. Short Sales and Options

        Current Fundamental Investment Restriction No. 2. If shareholders of the Fund approve Proposal 2.B, the Fund’s current fundamental investment restriction prohibiting short sales of securities and the writing or purchasing of options on securities, indices, foreign currencies or futures options would be removed and reclassified as a non-fundamental investment restriction. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be removed.

        Currently, the Fund’s fundamental investment restriction prohibits short sales of securities. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities and that the Fund will underperform as a result.

        Currently, the Fund’s fundamental investment restriction prohibits the writing or purchasing of options on securities, indices, foreign currencies or futures options. Investments in puts and calls involve certain risks. Since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless. Further, if the Fund writes a covered call option and the price of the underlying security appreciates beyond the option strike price, the Fund may be required to sell the security at the lower option price and will not enjoy its full market appreciation.

        Even if this proposal is approved by shareholders, the Fund does not currently expect to engage in short sales or write or purchase options on securities, indices, foreign currencies or futures options. Therefore, amending this fundamental investment restriction is not expected to have a material effect on the Fund, but would provide the Fund with flexibility to engage in short sales or write or purchase options on securities, indices, foreign currencies or futures options, to the extent the Board determined such actions could assist the Fund in achieving its investment objectives and are consistent with the best interests of the Fund.

        Proposal 2.C. Senior Securities, Borrowing, Pledging

        Current Fundamental Investment Restriction No. 3. If shareholders of the Fund approve Proposal 2.C, the Fund’s current fundamental investment restriction prohibiting the issuance of senior securities and the pledging of assets and limiting the ability to borrow would modified, as set forth below, with the prohibition on pledging assets being removed and reclassified as a non-fundamental investment restriction. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be modified as proposed.

        If approved, the Fund’s current fundamental investment restriction on issuing senior securities, borrowing money and pledging assets would be modified to read in its entirety as follows:

“Issue senior securities, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

        The proposed modification would permit the Fund to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Fund to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to the Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends. The Fund currently cannot issue senior securities as that term is defined in the 1940 Act.

        The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

        The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets. Currently, the Fund may only borrow from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of the Fund’s total assets (not including the amount borrowed) and may not purchase securities while borrowings in excess of 5% of the value of the Fund’s total assets are outstanding.

        To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

        The pledging restrictions of the Fund could limit the Fund’s ability to borrow on a secured basis. The Board believes that it is advantageous to remove the fundamental investment policy on pledging assets since it would improve the Fund’s investment flexibility and permit it to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions.

        Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

        With respect to senior securities and borrowing, the Fund’s investment strategies do not currently contemplate the issuance of senior securities or borrowing for other than temporary or emergency purposes or for the clearance of transactions, and the Fund does not currently anticipate proposing any changes to such investment strategies to allow the issuance of senior securities or increased borrowing. With respect to pledging assets, the Fund does not currently expect to engage in such transactions.

        Therefore, amending this fundamental investment restriction is not expected to have a material effect on the Fund, but would provide the Fund with flexibility to issue senior securities, increase its borrowing or pledge its assets in the future, to the extent the Board determined such actions could assist the Fund in achieving its investment objectives and are consistent with the best interests of the Fund.

        Proposal 2.D. Commodities

        Current Fundamental Investment Restriction No. 4. If shareholders of the Fund approve Proposal 2.D, the Fund’s current fundamental investment restriction prohibiting the buying and selling commodities would be modified, as set forth below. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be modified as proposed.

        If approved, the Fund’s current fundamental investment restriction on commodities would be modified to read in its entirety as follows:

“Purchase or sell commodities, except as permitted by the Investment Company Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

        Under the proposed policy, the Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in commodities or contracts related to commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing commodities or commodity-related instruments.

        If the Fund were to invest in a commodity or a commodity related instrument, it would be subject to the additional risks of the particular commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. The Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of the Fund’s portfolio in commodities.

        The Fund’s investment strategies do not currently contemplate investments in commodities or contracts related to commodities, and the Fund does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this fundamental investment restriction is not expected to have a material effect on the Fund, but would provide the Fund with flexibility to invest in commodities and contracts related to commodities in the future to the extent the Board determined such investments could assist the Fund in achieving its investment objectives and are consistent with the best interests of the Fund.

        Proposal 2.E. Lending

        Current Fundamental Investment Restriction No. 5. If shareholders of the Fund approve Proposal 2.E, the Fund’s current fundamental investment restriction prohibiting lending would be modified, as set forth below. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be modified as proposed.

        If approved, the Fund’s current fundamental investment restriction on lending would be modified to read in its entirety as follows:

“The Fund may not make loans except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

        The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may lend. The Funds’ current fundamental investment policy on lending does not allow it to make loans to other persons, except through the purchase of debt obligations in accordance with its investment objective and strategies.

        The proposed modifications would: (1) permit securities lending and the use of repurchase agreements by the Fund; and (2) allow the Fund to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.

        The Fund’s investment strategies do not currently contemplate lending, and the Fund does not currently anticipate proposing any changes to such investment strategies to use lending as an investment technique. Therefore, amending this fundamental investment restriction is not expected to have a material effect on the Fund, but would provide the Fund with flexibility to engage in lending in the future, to the extent the Board determined such actions could assist the Fund in achieving its investment objectives and are consistent with the best interests of the Fund.

        Proposal 2.F. Investing for Control

        Current Fundamental Investment Restriction No. 6. If shareholders of the Fund approve Proposal 2.F, the Fund’s current fundamental investment restriction prohibiting investing for control would be removed and reclassified as a non-fundamental investment restriction. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental policy be removed.

        The Fund currently does not intend to make investments for the purpose of exercising control.

        Proposal 2.G. Underwriting of Securities and Restricted Securities

        Current Fundamental Investment Restriction No. 7. If shareholders of the Fund approve Proposal 2.G, the Fund’s current fundamental investment on the underwriting of securities and restricted securities would be modified, as set forth below, to remove the limitations related to restricted securities and reclassify such limitations as a non-fundamental investment restriction. In order to maximize the Fund’s investment flexibility, the Board proposes that this fundamental investment restriction be modified as proposed.

        If approved, the Fund’s current fundamental investment restriction the underwriting of securities and restricted securities would be modified to read in its entirety as follows:

“Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.”

        In order to improve the Fund’s investment flexibility, the Board proposes that the fundamental investment restriction related to restricted securities be removed and reclassified as a non-fundamental investment restriction. If this investment policy is removed, the Fund will remain subject to the SEC’s limitations in this area. Under current SEC interpretations, certain securities which are “restricted securities” under the 1933 Act may nevertheless be deemed “liquid” for purposes of these limitations if a sufficient trading market exists for them. Such securities include commercial paper issued under Section 4(2) of the 1933 Act and privately placed securities which can be traded among institutions pursuant to Rule 144A under the 1933 Act.

        Illiquid securities involve risks, including the risk that it may be difficult to obtain an accurate price for the security and that it may be difficult or impossible to sell the security at the time and the price that the Fund would expect.

        While not expected to change the way the Fund’s portfolio is currently managed, the adoption of this proposal will allow the Fund to respond more quickly and easily to any subsequent changes in interpretation by the SEC in this area.

Final Proposed Fundamental Investment Restrictions

        We propose that the fundamental investment restrictions of the Fund read in their entirety as follows:

        “The Fund may not:

            1.        Issue senior securities, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

            2.        Purchase or sell commodities, except as permitted by the Investment Company Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

            3.        The Fund may not make loans except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

            4.        Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.

            5.        Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.”

Required Vote

        The favorable vote of the holders of a “majority” (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the changes in the fundamental investment restrictions of the Fund. Under the Investment Company Act of 1940, the vote of the holders of a “majority” of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present. Approval of the proposals related to the changes in the fundamental investment restrictions of the Fund will occur only if a sufficient number of votes are cast “FOR” the new investment advisory agreement. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Recommendation

        The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the changes in the fundamental investment restrictions of the Fund described above.

MANAGEMENT PROPOSAL NO. 3
ELECTION OF ADDITIONAL DIRECTOR

        The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

        The Board of Directors is presently comprised of six (6) members, four (4) of whom reside outside the United States. Directors Marlon Holder, Gayle Daniel-Worrell, Lucille Mair and Melania Haynes are residents of the Republic of Trinidad and Tobago. Marlon Holder serves as Chair of the Board of Directors. Gayle Daniel-Worrell is an officer of the Fund.

        Five (5) of the current members of the Board of Directors were previously elected to the Board of Directors by the shareholders—Gayle Daniel-Worrell, Jean P. Alexander, Melania Haynes, Marlon Holder and Lucille Mair—on December 1, 2008. Subsequently on December 1, 2008, the Board of Directors elected Ajatta Mediratta to the Board of Directors pursuant to Section 80a–16(a) of the Investment Company Act of 1940; however, Mr. Mediratta has not yet been elected by the shareholders. The Board of Directors would like to submit Ajatta Mediratta to the shareholders for election.

        The Board of Directors is recommending that Ajatta Maratta be elected to a director position by the shareholders at the Special Meeting, for an indefinite term until his successor is duly elected and qualified, or until his prior death, resignation or removal. It is the intention of the persons named as proxies to vote FOR the election of the above nominee.

        The Maryland General Corporation Law subjects all directors and officers of the Fund to fiduciary duties for the lawful management of the Fund’s organization and operation, including federal and state securities laws. Investors in the Fund may not be able to effect service of process within the United States upon the Fund’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

        The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.

        The Board of Directors of the Fund anticipates that the nominee for election as a director will be a candidate when the election is held. However, if for any reason the nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of director). Biographical information regarding the nominee is presented below. The age listed for the nominee is as of January 15, 2009.

NOMINEE BIOGRAPHY
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Non-Interested Persons
Ajatta Mediratta	Independent	Indefinite, until	Senior Managing	N/A	None
Age:43	Director	successor elected;	Director at Greylock
Unit Trust Corporation,		Since December	Capital, a hedge fund,
82 Independence Square,		2008	7-08 to present;
Port-of-Spain, Trinidad &			investment banker at
Tobago, West Indies			Bear Stearns to 6-08

        Ownership of Management

        As of January 15, 2009, the current directors and officers of the Fund as a group owned none of the Fund’s outstanding shares. The following table sets forth the dollar range of shares of the Fund beneficially owned by each director or nominee for director of the Fund as of January 15, 2009:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Non-Interested Persons
Jean P. Alexander	None	None
Melania Haynes	None	None
Lucile Mair	None	None
Ajatta Mediratta	None	None
Interested Persons
Gayle Daniel-Worrell*	None	None
Marlon Holder*	None	None

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

        The following table sets forth the shares of the Fund beneficially owned by each director or nominee for director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of January 15, 2009:

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Non-Interested Persons
Jean P. Alexander	None	None	None	None	None
Melania Haynes	None	None	None	None	None
Lucile Mair	None	None	None	None	None
Ajatta Mediratta	None	None	None	None	None
Interested Persons
Gayle	None	None	None	None	None
Daniel-Worrell*
Marlon Holder*	None	None	None	None	None

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

Compensation Table

        The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended. Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2008:

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Dr. John A. Cole+%	$2,000	$0	$0	$2,000
Dr. Roosevelt J. Williams+%	$2,000	$0	$0	$2,000
Dr. Anthony T. Bryan+%	$2,000	$0	$0	$2,000
Nigel L. Scott+%	$2,000	$0	$0	$2,000
Jean P. Alexander#	$500	$0	$0	$500
Melania Haynes#	$500	$0	$0	$500
Lucille Mair#	$500	$0	$0	$500
Ajatta Mediratta#	$500	$0	$0	$500
Interested Persons
Gayle Daniel-Worrell*	$2,000	$0	$0	$2,000
Marlon Holder*	$2,000	$0	$0	$2,000

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
+ Dr. John A. Cole resigned from the Board of Directors effective October 31, 2008, and Dr. Roosevelt J. Williams, Dr. Anthony T. Bryan and Nigel L. Scott ceased to be directors upon the election of a new Board of Directors by the shareholders on December 1, 2008.
# Jean P. Alexander, Melania Haynes, Lucille Mair and Ajatta Mediratta were elected to the Board of Directors on December 1, 2008. Prior to such date, such directors were not members of the Board of Directors.
% This director is not being presented to shareholders for re-election to the Board of Directors.

        The Board of Directors has two committees, the Audit Committee and Nominating Committee. The Board of Directors has no other committees. The members of both committees are comprised of directors who are not “interested persons.” Currently, Jean P. Alexander, Melania Haynes, Lucille Mair and Ajatta Mediratta are the members of the Audit Committee and the Nominating Committee.

        The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors. The Audit Committee held three (3) meetings during the fiscal year 2008.

        The Fund’s Board of Directors has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Fund believes that the experience provided by each member of the Audit Committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

        The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund. The Nominating Committee held one (1) meeting during the fiscal year 2008. The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund. The Nominating Committee has no written charter.

        In identifying and evaluating nominees for director, the Nominating Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Directors believes that, to be recommended as a director nominee, each candidate must:

•	display the highest personal and professional ethics, integrity and values;
•	have the ability to exercise sound business judgment;
•	must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest;
•	have relevant expertise and experience;
•	be able to represent all shareholders of the Fund and be committed to enhancing long-term shareholder value; and
•	have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Fund’s business and industry.

        The Nominating Committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as directors. Shareholders wishing to recommend a nominee should send their written recommendation to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies. Such recommendation should include the shareholder’s name, address and telephone number and the number of shares of the Fund owned by such shareholder.

        Meeting and Attendance. The Board of Directors held three (3) meetings in 2008. Directors are expected to attend any annual meeting of the shareholders. The Fund is not required to hold annual shareholder meetings, and no annual shareholder meeting was held in 2008.

Required Vote

        Under Maryland law and pursuant to the Fund’s bylaws, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Fund will be elected as Directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

        The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the election of the nominee to serve as director of the Fund. Shares of Common Stock represented by executed but unmarked proxies will be voted FOR the election of the nominee.

MORE ON PROXY VOTING

Record Date

        Only shareholders of record of the Fund at the close of business on the Record Date, January 15, 2009, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting. As of the close of business on January 15, 2009, _______________ shares of Common Stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Shareholders

        To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund’s outstanding shares, except as follows, as of January 15, 2009:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Trinidad & Tobago Unit Trust Co.	___________ shares owned	__%
UTC Financial Centre
82 Independence Square
Port-of-Spain
Trinidad & Tobago, West Indies

Management Shareholders and Transactions

        To the knowledge of the Fund, no director or executive officer of the Fund is the beneficial owner of any of the outstanding shares of the Fund, and no director has sold or purchased shares of the New Adviser or its parents, subsidiaries or affiliates since January 1, 2008.

        To the knowledge of the Fund, no director or executive officer of the Fund is the beneficial owner of the any of the outstanding shares of the Fund.

Voting of Proxies

        Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. You may submit the proxy: by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted “FOR” the proposals as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

        Under the Fund’s Bylaws, a quorum of shares will be present at the Special Meeting if more than one-third of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote.

        If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve any matters presented to the shareholders are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Regardless of whether you expect to attend the Special Meeting, please sign your Proxy Card promptly and return it in the
enclosed envelope to avoid unnecessary expense and delay.

ADDITIONAL INFORMATION

Investment Adviser	Custodian
Earnest Partners, LLC	U.S. Bank, N.A.
1180 Peachtree Street, NE, Suite 2300	1555 N. River Center Drive, Suite 302
Atlanta, Georgia 30309	Milwaukee, WI 53202-5306
Independent Registered Public Accounting Firm	Administrator, Transfer Agent and Fund Accountant
PricewaterhouseCoopers LLP	U.S. Bancorp Fund Services, LLC
100 East Wisconsin Avenue, Suite 1500	615 East Michigan Street
Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202
Legal Counsel	Distributor
Foley & Lardner LLP	UTC Financial Services USA, Inc.
777 East Wisconsin Avenue	c/o Trinidad and Tobago Unit Trust Corporation
Milwaukee, Wisconsin 53202-5306	UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad and Tobago, West Indies

Independent Public Accountants

        PricewaterhouseCoopers LLP (“PWC”), 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund. Representatives of PWC are not expected to attend the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        Audit Fees. For the Fund’s fiscal years ended December 31, 2008 and 2007, the aggregate fees paid to PWC for professional services rendered for the audit and review of the Fund’s financial statements were $_____________ and $31,000, respectively.

        Audit-Related Fees. For the Fund’s fiscal years ended December 31, 2008 and 2007, the Fund did not pay PWC any fees for assurance and related services by PWC that are reasonably related to the performance of the audit or review of the Fund’s financial statements which are not reported under the caption “Audit Fees” above.

        Tax Fees. For the Fund’s fiscal years ended December 31, 2008 and 2007, the aggregate fees paid to PWC for tax compliance, tax advice, and tax planning were $____ and $4,600, respectively.

        All Other Fees. For the Fund’s fiscal years ended December 31, 2008 and 2007, no fees were billed by PWC for products and services provided to the Fund other than as disclosed above.

        For the Fund’s fiscal years 2008 and 2007, PWC did not bill any fees to the Fund’s investment adviser or to any entity controlling, controlled by, or under common control with the Investment Adviser.

        The Audit Committee must pre-approve all audit and permissible non-audit services to be provided to the Fund by PWC, including the fees therefore. All of the services provided by PWC to the Fund during 2008 and 2007 have been approved by the Audit Committee under its pre-approval process. The Fund’s Audit Committee has determined that the non-audit services provided by PWC does not materially affect PWC’s independence.

Submission of Certain Shareholder Proposals

        The Fund is not required to hold annual shareholder meetings. Because the Fund is not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.

        Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

        Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided. By voting early, you will help avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before use.

Submission of Other Communications to the Board

        Shareholders wishing to send communications to the Board of Directors should send their written communications to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies. The Secretary will relay any such communications from shareholders received to the Board of Directors.

By Order of the Board,

_______________________________ Gayle Daniel-Worrell, Secretary

January ____, 2009

ANNEX A
NEW AGREEMENT

See attached.

INVESTMENT ADVISORY AGREEMENT
with
UTC FUND SERVICES, INC.

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”), made as of the 18th day of February, 2009, by and between UTC North American Fund, Inc. (the “Client”), and UTC Fund Services, Inc. (the “Adviser”).

W I T N E S S E T H :

        WHEREAS, the Client is the owner or custodian of, or otherwise has investment authority with respect to, securities, cash and other property of the UTC North American Fund (such securities, cash and other property collectively herein referred to as the “Fund”) held in one or more accounts (collectively, the “Account”); and

        WHEREAS, the Client desires to appoint the Adviser to serve as investment adviser with respect to the Account (in such capacity, the Adviser being referred to hereinafter as “Investment Adviser”); and

        WHEREAS, the Adviser is a “registered investment adviser” under the Investment Advisers Act of 1940;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

    1.           APPOINTMENT. The Adviser is hereby appointed to serve as Investment Adviser with respect to the Account. The Adviser hereby accepts its appointment subject to the terms and conditions of this Agreement.

    2.           DUTIES AND POWERS OF INVESTMENT ADVISER.

        a.           Duties

            i.            Subject to any restrictions and/or guidelines contained in Exhibit “A” attached hereto and by this reference incorporated herein, and any additional restrictions and/or guidelines as may from time to time be communicated in writing by the Client, the Adviser shall from time to time invest and reinvest the Fund and keep the same invested, in its sole discretion, without distinction between principal and income, in any property, real, personal or mixed, or share or part thereof, or part interest thereof, or part interest therein, wherever situated, and whether or not productive of income, including, without limitation, capital, common and preferred stock, and short-term investment funds.

            ii.            The Adviser shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a responsible fiduciary acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and by diversifying the investments under management so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. It is agreed that the standard set forth in the foregoing sentence constitutes the sole standard of care imposed upon the Adviser by this Agreement.

            iii.            In the performance of its duties hereunder, the Adviser shall act in accordance with the investment guidelines which the Client may, from time to time, have furnished to the Adviser in writing subject only to such limitations as the Client may impose, or as may otherwise be imposed by law.

            iv.            The Adviser will provide the Client with such periodic reports as the Client and the Adviser may mutually agree; provided, however, that reports as to the status and investments in the Account shall be provided no less frequently than quarterly.

        b.           Powers. The Client hereby appoints the Adviser its agent and attorney-in-fact with respect to, and hereby confers, and the Adviser hereby acknowledges, the following powers in the performance of its duties as Investment Adviser under this Agreement:

            i.            To direct the purchase or subscription for any securities or property;

            ii.            To direct the sale, exchange, conveyance, transfer or other disposition of any stocks, bonds or other securities held in the Account or comprising the Fund, by private contract or at public auction, with or without advertising;

            iii.            To vote any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith, and generally to exercise any of the powers of an owner with respect to stocks, bonds, or other securities of the Fund; provided, that all such powers shall be exercised by the Adviser in its sole and absolute discretion subject only to its general fiduciary obligations to the Client as set forth in Section 2(a)(ii) above;

            iv.            To direct the writing of covered call options and the purchase or sale of put options and financial futures contracts;

            v.            To make, execute, acknowledge and deliver any and all documents that may be necessary to carry out the powers of the Adviser, as Investment Adviser;

            vi.            To carry out the duties set forth in Subsection 2(a) of this Agreement;

            vii.            To direct the placement of brokerage orders with respect to assets comprising the Fund with such broker or brokers as the Adviser shall select;

            viii.            Investment Adviser may not act as a principal in any transaction with the Client, but Investment Adviser may effect any agency cross transaction in compliance with the provisions of applicable law. From time to time securities to be sold on behalf of another of Investments Adviser’s clients may be suitable for purchase on behalf of the Client Account and vice versa. In such instances, if Investment Adviser determines in good faith that the transaction is in the best interest of each client, the Client agrees that Investment Adviser may arrange for the securities to be transferred between the Client Account and such other Investment Adviser client account at the then independently determined fair market value (a “cross trade”) provided neither Investment Adviser nor any broker-dealer affiliated with Investment Adviser shall receive a commission directly or indirectly in connection with such cross trade, and provided such transaction is otherwise permissible for the Client under applicable law; and

            ix.            Generally, to do all such acts and to execute and deliver all such instruments as in the judgment of the Adviser may be necessary or desirable to carry out any powers or authority of the Adviser under this Agreement, without advertisement and without order of court, and without having to post bond or make any returns or report of its doings to any court.

        c.           Investment Decisions. The Adviser shall have full power to make and act upon all investment decisions with respect to the Fund, in its sole discretion, subject only to the terms of this Agreement, as amended from time to time.

        d.           Compensation. The compensation of the Adviser as Investment Adviser shall be such as is set forth in the Adviser’s separate published fee schedule in effect from time to time, a current copy of which is attached hereto, and by this reference incorporated herein, as Exhibit “B,” except that no increase in fees shall be effective until 90 days after notice thereof to the Client. Unless otherwise provided in Exhibit “B,” payment to the Adviser shall be made quarterly, based on a calendar year, and the fee shall be due and payable within 15 days after the end of each quarterly period. If this Agreement commences at any time other than at the beginning of a quarterly period, the first quarterly fee shall be prorated to the end of such first quarterly period. At no time will the Adviser be compensated on the basis of a share of capital gains or capital appreciation of the Fund except as based upon the total value of the Fund in accordance with the Adviser’s aforementioned fee schedule. If this Agreement is terminated, all fees due to the Adviser shall be prorated to the date of termination.

    3.           TRANSACTION PROCEDURES. All transactions will be consummated by payment to, or delivery by, the Client, or such other party as the Client may designate in writing (the “Custodian”), of all cash and/or securities due to or from the Account. The Adviser shall not act as custodian for the Account, but may issue such instructions to the Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser pursuant to the terms of this Agreement. Instructions of the Adviser to the Client and/or the Custodian shall be made in writing sent via facsimile (maintaining fax acknowledgement report as proof of receipt), by first-class mail or, at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter, and the Adviser shall instruct all brokers and dealers executing orders on behalf of the Account to forward to the Client and/or the Custodian copies of all confirmations promptly after execution of transactions. The Adviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the Custodian; provided, however, that the Adviser will make reasonable efforts to require that brokers and dealers selected by the Adviser perform their obligations with respect to the Account.

    4.           ALLOCATION OF BROKERAGE. Where the Adviser places orders for the execution of portfolio transactions for the Account, the Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of the Adviser will be in the best interest of the Account, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Adviser, and the value of an ongoing relationship of the Adviser with such brokers and dealers) without having to demonstrate that such factors are of a direct benefit to the Account. The Client may direct the Adviser to utilize specific brokers or dealers. The Client represents that such direction shall be for the exclusive purpose of providing benefits to participants and beneficiaries of the Account and shall not constitute, or cause the Account to be engaged in any violation of federal or state law with regard to “prohibited transactions” or “parties-in-interest”.

    5.           SERVICES TO OTHER CLIENTS OF THE ADVISER. The Adviser may perform investment advisory services for various clients other than the Client and for accounts other than the Account. The Adviser may give advice and take action with respect to other clients that differs from advice given or action taken with respect to the Fund, so long as the Adviser attempts in good faith reasonably to allocate investment opportunities to the Client and the Account over a period of time on a fair and equitable basis compared to investment opportunities extended to other clients. The Adviser is not obligated to initiate the purchase or sale for the Client, or the Account, of any security that the Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the reasonable opinion of the Adviser, such transaction or investment appears unsuitable or undesirable for the Client or the Account.

    6.           CONFIDENTIAL RELATIONSHIP. Except as otherwise provided in this Section, all information and advice furnished by the Client or the Adviser to the other, with respect to the Account, the Fund or other matters pertaining to this Agreement, shall be treated as confidential and shall not be disclosed to third parties except as required by law or as necessary to carry out responsibilities set forth in this Agreement.

    7.           AUTHORITY AND STATUS OF THE ADVISER AS INVESTMENT ADVISER. The Adviser represents and warrants (i) that it is a registered investment adviser under the Investment Advisers Act of 1940, (ii) that it has full power and authority to enter into this Agreement, and (iii) that this Agreement has been duly authorized and when executed and delivered will be binding upon the Adviser. The Adviser acknowledges that as Investment Adviser it is a fiduciary with respect to the Fund; provided, however, that the Adviser shall not be considered a fiduciary to the extent that it does not have investment discretion under this Agreement as a result of the restrictions, if any, contained in Exhibit “A.”

    8.           AUTHORITY OF THE CLIENT. The Client represents and warrants (i) that the Client has full power and authority to enter into this Agreement, and (ii) that this Agreement has been duly authorized and when executed and delivered will be binding upon the Client, the Account and the Fund.

    9.           DURATION OF AGREEMENT; ENTIRE AGREEMENT. This Agreement will remain in effect until terminated by either party hereto in accordance with Section 10 hereof. This Agreement constitutes the entire agreement between the Adviser and the Client, and supersedes any prior agreements or understanding with respect to the subject matter hereof.

    10.           TERMINATION; PROHIBITION AGAINST ASSIGNMENT.

        a.            A party to this Agreement may terminate this Agreement at any time upon notice by registered or certified mail to the other parties in accordance with Section 11 hereof, which notice shall be given at least thirty (30) days prior to the effective date of termination. Upon receiving or giving notice of termination, and (if termination occurs by notice from the Client) upon receipt by the Adviser of all fees payable to the Adviser pursuant to this Agreement which are accrued but unpaid as of the date of such termination, the Adviser shall, if so directed by the Client, make a full accounting to the Client with respect to all assets managed by it since its appointment as Investment Adviser.

        b.            This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940.

    11.           NOTICES.

        a.            All notices, requests and demands after the date of this Agreement, and any other communications hereunder shall be deemed to have been duly given if in writing and if delivered or sent by certified or registered mail, return receipt requested, to the appropriate address indicated below or such other address as may be given in a notice sent to the other parties hereto in accordance with this Section 11. Such communication shall be effectively delivered or received on the date on which delivered or on the date acknowledged to have been received in return receipt.

        b.            The Client hereby acknowledges receipt of the Adviser’s Form ADV, Part II pursuant to Rule 204-3 under the Investment Advisers Act of 1940. The Adviser annually shall deliver, or offer in writing to deliver, upon written request of the Client and without charge, Form ADV, Part II.

    12.           INDEMNIFICATION. The Client shall indemnify and hold harmless the Adviser as Investment Adviser, from and against any and all claims, losses, costs, expenses (including, without limitation, attorneys’ fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by the Adviser of its duties as Investment Adviser hereunder, or on account of taking, or in good faith failing to take, any actions in accordance with any instructions communicated to the Investment Adviser, other than such of the foregoing arising from, on account of or in connection with the bad faith, gross negligence or breach of trust of the Adviser. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith; nothing in this Agreement shall constitute a waiver or limitation of any rights which the Client may have under applicable federal and state securities laws.

    13.           GOVERNING LAW. The validity, construction and operation of this Agreement shall be governed by the laws of the State of Maryland, except where preempted by the provisions of federal law.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their officers or agents thereunto duly authorized as of the day and year first above written.

UTC NORTH AMERICAN FUND, INC.:
ATTEST:
________________________________	By: ___________________________
________________________________	Name: Jovan Sankar
Title: President
Title:	Address: UTC Financial Centre
82 Independence Square,
Port-of-Spain
Trinidad, West Indies
(SEAL)
UTC FUND SERVICES, INC.:
ATTEST:	By: ___________________________
________________________________	Name: ________________________
________________________________	Title: ________________________
Title:	Address: UTC Financial Centre
82 Independence Square,
Port-of-Spain
Trinidad, West Indies
(SEAL)

EXHIBIT A

DESCRIPTION OF ANY RESTRICTION TO SECTION 2(a)(i)

See Statement of Additional Information.

Initials
________
________
Date: _______________

EXHIBIT B

COMPENSATION

In accordance with Section 2(d) the fee to be paid to the Adviser shall be computed as follows:

Balanced Account Fee Schedule:

0.75% on the first $10,000,000

0.50% on the next $10,000,000

0.25% thereafter

The fee provided above is the annual fee charged by the Adviser for investment advisory services. Fees are based on the market value of the assets under management at the end of each calendar or fiscal quarter and are charged in arrears. The quarterly fee is calculated by applying the annual rate above to the total market value of the assets and then taking one-quarter of the total as the quarterly fee. The fee payable to the Adviser may be revised from time to time but no increase in fees shall be effective until 90 days after notice to the Client.

Initials
________
________
Date: _______________

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, JANUARY 14, 2009

[FRONT OF CARD]	EASY WAY TO VOTE YOUR PROXY

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the reverse side. 3) Sign and date the Proxy card. 4) Return the Proxy card in the envelope provided.

UTC NORTH AMERICAN FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF UTC NORTH AMERICAN FUND, INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS — FEBRUARY 18, 2009

The undersigned hereby appoints as proxy Jeffrey R. Atkin and Jennifer H. Stone, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Stockholders to be held at 8:00 a.m. (Pacific Time), on February 18, 2009, at the offices of Foley & Lardner LLP, 555 South Flower Street, Suite 3500, Los Angeles, California 90071, and any adjournment(s) thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

Date ______________________________, 2009

_________________________________________________________ Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL NO. 1: To approve the new investment advisory contract.

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

PROPOSAL NO. 2: To approve the changes to fundamental investment restrictions.

2.A) Change to Current Fundamental	2.B) Change to Current Fundamental	2.C) Change to Current Fundamental
Investment Restriction No. 1	Investment Restriction No. 2	Investment Restriction No. 3
2.D) Change to Current Fundamental	2.E) Change to Current Fundamental	2.F) Change to Current Fundamental
Investment Restriction No. 4	Investment Restriction No. 5	Investment Restriction No. 6
2.G) Change to Current Fundamental
Investment Restriction No. 7

FOR ALL	AGAINST ALL	FOR ALL EXCEPT
|_|	|_|	|_|

To withhold authority to vote for a particular sub-proposal, mark “For All Except” and write the number and letter(s) of the sub-proposal on the line below and indicate a “VOTE AGAINST” or an “ABSTENTION”:

PROPOSAL NO. 3: To approve the election of one (1) additional director to the Fund.

01) Ajatta Mediratta (Non-Interested Director)

FOR	AGAINST	ABSTAIN
|_|	|_|	|_|

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.